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                               SEMI-ANNUAL REPORT









================================================================================


                                Value Trend Funds

================================================================================





















                                December 31, 2000

Value Trend Funds
Semi-Annual Report December 31, 2000

Value Trend Funds
Semi-Annual Report

Dear Shareholders:

This semi-annual report for the Value Trend Funds covers the period commencing July 1, 2000 and ending December 31, 2000. This six month period has been one of the most difficult in recent years for the equities markets. A series of events had a dramatic effect on the markets. These include a declining economy, increased costs of energy, weak euro currency and the election debacle.

Signs of the declining economy appeared in the third quarter when a number of major companies announced a slow down in top line revenue growth. Companies which had been growing at 35% to 40% per year announced that their growth would decline to 25% to 30% in the ensuing quarter and the next fiscal year. Since the market had become overvalued as a result of the high demand for technology stocks, including the dot.com craze, the stock of any company which announced a slow down in revenues or profits was severely punished. Many lost 25% on the first such announcement. This made it extremely difficult to control risk on the downside, since as managers we believe we have the market leaders in each area in which we are invested.

The increase in energy cost was the result of the world oil cartel reducing production at a time when consumption was on the increase. Oil prices exceeded $30 per barrel, which impacts the economy negatively as energy is at the center of technology and production in the United States. Fortunately, the oil cartel has eased the restrictions as they realize if the US is forced into a recession less oil will be consumed.

Europe is a major market for many US multinational companies. Since the euro has been weak against the dollar, there is a loss of purchasing power and orders were either reduced, canceled or not placed at all. This has had an additional negative impact on corporate revenues and profits. During the past couple of months the euro has gained some strength against the dollar and this will eventually help restore healthy markets in Europe.

The election contest by Gore in Florida was the final blow. The market abhors uncertainty and as the election contest drug on week after week, the markets declined more and more. Many foreign investors withdrew from the market, as they do not understand our electoral system and were very nervous. The contest had a sever negative impact on equity prices.

As usual, investors want to know when the markets will recover from a downturn. Although we can not predict the future, we know that the recovery will eventually occur and the markets will reach new highs over time. The federal reserve open market board has already reduced interest rates by 1.0% and we expect more reductions over the next several months. The Bush tax reduction plan should be enacted by mid-year and this in combination with the reduced interest rates will ultimately turn the economy around. We will continue to invest in those areas which we believe have the greatest prospects for shareholder profits. Thank you for your continued patience during these difficult times.


/s/ Ross C. Provence

Ross C. Provence
President, Value Trend Funds
February 16, 2001

The Value Trend Large Cap
Report from Ross C. Provence, Portfolio Manager

The year 2000 has been exceptionally difficult for investors. The Value Trend Large Cap Fund did not escaped the downturn. There is an old saying: All ships raise and fall with the tide. This in a general sense is true of the investment markets as well. Few investors are able to avoid the negative impact of a falling market.

As reported in the annual report, the Large Cap Fund invests a minimum of 25% of its assets in the technology sector. Over time technology stocks have far outperformed all other areas. It is my belief that technology will continue to lead the markets for many years to come and accordingly, the fund has a substantial position in tech stocks. As a review of the portfolio will reveal, the stocks in this fund are market leaders and it is my expectation that they will lead in the recovery.

The portfolio continues to hold positions in health care and financial services to which has been added oil services. We continue to follow a fundamental value approach in viewing stocks for the portfolio and make changes when we see a particular stock has become less attractive than another which we believe will strengthen the portfolio.

There are several areas which are currently under study for the large cap fund. These include mid-priced residential construction companies, specialty clothing and footwear and medical supply and services companies. Each of these areas has been near the top of leading sectors during the past several months. Although many companies are reporting slower sales, they are still growing at substantial rates, so there is an underlying strong economy which will emerge.

It is my expectation that the market will continue to trade in its present range and eventually improve when the affect of interest rate reductions and the tax relief act are felt. This will take us to mid-year and possible through the third quarter, after which the markets should experience an improved environment.


/s/ Ross C. Provence

Ross C. Provence
Portfolio Manager
February 16, 2001

The Value Of a $10,000 Investment In The Value Trend Large Cap Fund From January 1, 1999 To December 31, 2000 As Compared To The Standard & Poor's 500 Index.

Chart

12/31/00 NAV $11.93

Total Return* Through 12/31/00 From Fund Inception 1/1/99

Value Trend Large Cap Fund          22.58%
Standard & Poor's 500 Index**       10.87%

1-Year Return

Value Trend Large Cap Fund          -19.77%
Standard & Poor's 500 Index**       -9.10%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Is No Guarantee Of Future Results

The Value Trend Focus Fund
Report from Jeffrey R. Provence, Portfolio Manager

There is no question that the year 2000 was amazing. After years of positive returns, the market had its worst-performing year ever for the Nasdaq Composite Index. The Nasdaq dropped sharpy in November and December in response to earnings warnings from many of the leading computer manufacturers. Uncertainty surrounding the economy and the presidential election created a difficult environment for investors. As the year 1999 came to an end, many technology firms overbuilt their inventories in response to heavy orders from companies concerned about tight capacity and possible product shortages associate with Y2K.

The good news is we believe our Funds are well positioned to take advantage of the eventual recovery in the equity markets, while we are being cautious and selective with our investment decisions. We remain bullish on the technology sector due to the fact that technology enhances our business and personal lives. Over the past several years, technology has represented, on average, more that 25% or the annual U.S. gross domestic product growth. This trend should continue over the long-term.

History has shown that stock markets tend to move like a pendulum. When valuations get high and economic factors cause uncertainty, stocks can overshoot on the downside, as they did on the upside in 1999. We now believe that valuations have overshot significantly to the downside. Although we believe that the economy will get back on its feet and the companies we hold will recover and move to new highs over the long-term, we understand that it will take time and patience in this economic environment.

With the current economic environment and the likelihood that the Federal Reserve will continue to reduce interest rates, we have focused a portion of the portfolio in the financial sector. These companies should benefit from further easing by the Federal Reserve. We look forward to our continue long-term relationship.


/s/ Jeffrey R. Provence

Jeffrey R. Provence
Portfolio Manager
February 16, 2001

The Value Of a $10,000 Investment In The Value Trend Focus Fund From January 1, 1999 To December 31, 2000 As Compared To The Standard & Poor's 500 Index.

Chart

12/31/00 NAV $9.63

Total Return* Through 12/31/00 From Fund Inception 1/1/99

Value Trend Focus Fund              -3.68%
Standard & Poor's 500 Index**       10.87%

1-Year Return

Value Trend Focus Fund              -34.56%
Standard & Poor's 500 Index**       -9.10%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

**The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Past Performance Is No Guarantee Of Future Results

================================================================================
  Value Trend Large Cap Fund
================================================================================
                                                         Schedule of Investments
                                                   December 31, 2000 (unaudited)
================================================================================
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value  % of Assets
--------------------------------------------------------------------------------

  Biological Products, Except Diagnostic Substances
      835 Amgen Inc.*                                 $    53,388      6.43%

  Commercial Banks, Nec
      566 Citigroup                                        28,901      3.48%

  Communications Equipment, Nec
      785 Network Appliance*                               50,424      6.07%

  Computer Integrated Systems Design
    1,000 Sun Microsystems*                                27,875      3.35%

  Computer Peripheral Equipment, Nec
    1,150 Cisco Systems Inc.*                              43,988
      770 EMC Corporation*                                 51,205
                                                      ------------
                                                           95,193     11.46%
  Drilling Oil and Gas Wells
      900 Global Marine*                                   25,538      3.07%

  Electric Housewares And Fans
      225 General Electric Co.                             10,786      1.30%

  Ecommerce Software
      300 BEA Systems                                      20,194      2.43%

  Electronic Computers
      520 Gateway Inc.*                                     9,355
      100 Intl Business Machines Inc.                       8,500
                                                      ------------
                                                           17,855      2.15%
  Investment Advise
      400 Stillwell Financial                              15,775      1.90%

  National Commercial Banks
       75 Morgan (J.P) & Co. Inc.                          12,413      1.49%

  Oil and Gas Exploraration
      350 Schlumberger                                     27,978      3.37%

  Pharmaceutical Preparations
      200 Abbott Laboratories                              31,484
      550 Pfizer Inc.                                      25,300
                                                      ------------
                                                           56,784      6.84%

  Prepackaged Software
      315 Ariba                                            16,892
      400 Brocade Communication Sys Inc.*                  36,725
    1,560 Oracle Corp.*                                    45,337
      275 Siebel Systems                                   18,597
      200 Veritas Software Corp.                           17,500
                                                      ------------
                                                          135,051     16.25%
  Pressed and Blown Glass and Glassware, Nec
      900 Corning Inc. Glass Works                         47,531      5.72%

  Security Brokers, Dealers, And Flotation Companies
      660 Lehman Brothers Holdings Inc.                    44,632
      750 Schwab (Charles) Corp.                           21,281
                                                      ------------
                                                           65,913      7.93%
  Semiconductors And Related Devices
      400 Cree Inc. *                                      14,213
      480 Intel Corp.                                      14,520
      240 SDL Inc.*                                        35,565
                                                      ------------
                                                           64,298      7.74%
  Telephone Communications, Exce.
      400 Ciena Corp.                                      32,550
      200 Juniper Networks                                 25,212
                                                      ------------
                                                           57,762      6.95%

          Total Common Stocks (cost $824,931)             813,659     97.93%
                                                      ------------

  Cash Equivalants
   11,626 Firstar Money Market (cost $11,626)              11,626      1.40%
                                                      ------------

          Total Investments (cost $836,557)               825,285     99.33%

          Other Assets Less Liabilities                     5,572      0.67%
                                                      ------------

          Net Assets                                  $   830,857    100.00%
                                                      ============

* Non-income producing securities

The accompanying notes are an integral part of the financial statements

================================================================================
  Value Trend Focus Fund
================================================================================
                                                         Schedule of Investments
                                                   December 31, 2000 (unaudited)
================================================================================
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value  % of Assets
--------------------------------------------------------------------------------

  Commercial Banks, Nec
      420 Citigroup                                   $    21,446      3.25%

  Communications Equipment, Nec
      590 Network Appliance*                               37,898
      300 Nokia +                                          13,050
                                                      ------------
                                                           50,948      7.72%
  Computer Integrated Systems Design
    1,270 Sun Microsystems*                                47,945      7.27%

  Computer Peripheral Equipment, Nec
    1,050 Cisco Systems Inc.*                              40,163
    1,270 EMC Corporation*                                 84,455
                                                      ------------
                                                          124,618     18.89%
  Ecommerce Software
      320 BEA Systems                                      21,540      3.27%

  Personal Credit Institutions
      400 American Express Co.                             21,975      3.33%

  Prepackaged Software
      300 Brocade                                          27,544
      220 Veritas Software Corp.                           19,250
                                                      ------------
                                                           46,794      7.09%
 Pressed and Blown Glass and Glassware
      610 Corning Inc. Glass Works                         32,216      4.88%

 Radio and Television Broadcast
      265 Powerwave Technology                             15,503      2.35%

  Semiconductors And Related Devices
      300 Applied Micocircuits                             22,514
      140 SDL Inc.                                         20,746
      275 Siebel Systems                                   18,597
      450 Triquint Semiconductor                           19,659
                                                      ------------
                                                           81,516     12.35%
 Toy Manufacturers
      400 Tyco Laboratories                                22,200      3.36%

  Telephone Communications, Exce.
      933 ADC Telecommunications Inc.                      16,910
      235 Ciena Corp.                                      19,123
      230 Juniper Networks                                 28,994
                                                      ------------
                                                           65,027      9.85%

          Total Common Stocks (cost $606,391)             551,728     83.61%
                                                      ------------

  Miscellaneous
      500 Nasdaq 100 TR                                    29,187      4.42%
                                                      ------------

  Cash Equivalents
  115,910 Firstar Money Market (cost $115,910)            115,910     17.57%
                                                      ------------

          Total Investments (cost $722,301)               696,825    105.60%

          Other Assets Less Liabilities                   (36,922)    -5.60%
                                                      ------------
          Net Assets                                  $   659,903    100.00%
                                                      ============  ========

* Non-income producing securities
+ American Depository Receipts

The accompanying notes are an integral part of the financial statements

================================================================================
  The Value Trend Funds
================================================================================
Statement of Assets & Liabilities
Value Trend Large Cap & Focus Funds                December 31, 2000 (unaudited)

                                                      Value Trend   Value Trend
                                                       Large Cap       Focus
                                                         Fund           Fund
Assets:
  Investment Securities at Market Value               $   825,285   $   696,825
    (Identified Costs - $836,557 and $722,301)
  Cash                                                      6,007         4,719
  Receivables:
   Dividends and Interest Receivable                          172           880
   Receivable for Shares Sold                                 250         2,000
                                                      ------------  ------------
Total Assets                                              831,714       704,424
                                                      ------------  ------------
Liabilities:
  Investment Securities Purchased                               -        43,749
  Accrued Expenses                                            857           772
                                                      ------------  ------------
Total Liabilities                                             857        44,521
                                                      ------------  ------------
Net Assets                                                831,714       659,903
                                                      ============  ============
Net Assets Consist Of:
  Paid In Capital                                         918,578       818,944
  Undistributed Net Investment Loss                        (5,981)       (4,323)
  Accumulated Undistributed Realized
    Gain (Loss) on Investments - Net                      (70,468)     (129,042)
  Unrealized Depreciation in Value
    of Investments Based on Identified Cost - Net         (11,272)      (25,676)
                                                      ------------  ------------
Net Assets                                            $   830,857   $   659,903
                                                      ============  ============

Shares of capital stock                                    69,632        73,805

Net asset value per share                             $     11.93   $      8.94
                                                      ------------  ------------
Ordering price per share                              $     11.93   $      8.94
                                                      ------------  ------------


The accompanying notes are an integral part of the financial statements

================================================================================
The Value Trend Funds
================================================================================
Statement of Operations
Value Trend Large Cap & Focus Funds                December 31, 2000 (unaudited)


                                                      Value Trend   Value Trend
                                                       Large Cap       Focus
                                                         Fund          Fund
Investment Income:
Dividend income                                       $       875           351
Interest income                                               389         2,352
                                                      ------------  ------------
Total Income                                                1,264         2,703
                                                      ------------  ------------
Expenses:
Investment advisory fees (Note 2)                           7,245         7,026
                                                      ------------  ------------
Total Expenses                                              7,245         7,026

Net Investment Income (Loss)                               (5,981)       (4,323)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                       (64,050)      (42,805)
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                          (383,121)     (390,163)
                                                      ------------  ------------
Net Realized and Unrealized
  Gain (Loss) on Investments                             (447,171)     (432,968)
                                                      ------------  ------------

Net Increase (Decrease) in Net Assets from Operations $  (453,152)  $  (437,291)
                                                      ============  ============

The accompanying notes are an integral part of the financial statements

================================================================================
The Value Trend Funds
================================================================================
Statement of Changes in Net Assets
Value Trend Large Cap & Focus Funds                December 31, 2000 (unaudited)

                                                   Value Trend Large Cap        Value Trend Focus
                                                    07/01/00    07/01/99      07/01/00    07/01/99
                                                       to          to            to          to
                                                    12/31/00    06/30/00      12/31/00    06/30/00
From Operations:
     Net Investment Income ( Loss)                 $   (5,981)  $  (5,606)    $  (4,323)  $  (7,887)
     Net Realized Gain (Loss) on Investments          (64,050)     47,125       (42,805)    (26,321)
     Net Unrealized Appreciation (Depreciation)      (383,121)    337,049      (390,163)    323,621
                                                   ----------  ----------    ----------  ----------
Increase (Decrease) in Net Assets from Operations    (453,152)    378,568      (437,291)    289,413
                                                   ----------  ----------    ----------  ----------

Distributions to shareholders:
     Net Investment Income                                  -           -             -           -
     Net Realized Gain (Loss) from Security           (38,078)          -       (49,498)          -
                                                   ----------  ----------    ----------  ----------
Change in net assets from distributions               (38,078)          -       (49,498)          -
                                                   ----------  ----------    ----------  ----------

From Capital Share Transactions:
     Proceeds from sale of shares                     187,202     508,310        37,617     468,529
     Dividend reinvestment                             38,078           -        49,498           -
     Cost of shares redeemed                          (55,809)    (45,047)      (75,734)    (57,131)
                                                   ----------  ----------    ----------  ----------
Increase in net assets from capital transactions      169,471     463,263        11,381     411,398
                                                   ----------  ----------    ----------  ----------
Increase in net assets                               (321,759)    841,831      (475,408)    700,811

Net Assets:
     Beginning of period                            1,152,616     310,785     1,135,311     434,500
                                                   ----------  ----------    ----------  ----------
     End of period                                 $  830,857  $1,152,616    $  659,903  $1,135,311
                                                   ==========  ==========    ==========  ==========

Share Transactions:
     Issued                                             9,635      35,684         3,309      35,946
     Reinvested                                         1,788           -         5,288           -
     Redeemed                                          (2,879)     (2,931)       (6,237)     (4,191)
                                                   ----------  ----------    ----------  ----------
Net increase (decrease) in shares                       8,544      32,753         2,360      31,755
Shares outstanding beginning of period                 61,088      28,335        71,445      39,690
                                                   ----------  ----------    ----------  ----------
Shares outstanding end of period                       69,632      61,088        73,805      71,445
                                                   ==========  ==========    ==========  ==========




The accompanying notes are an integral part of the financial statements

================================================================================
The Value Trend Funds
================================================================================
Financial Highlights

Value Trend Large Cap Fund
Selected data for a share of capital stock outstanding throughout the period

                                           07/01/00     07/01/99     01/01/99
                                              to           to           to
                                           12/31/00     06/30/00     06/30/99
Net Asset Value -
     Beginning of Period                   $  18.87     $  10.97     $  10.00
Net Investment Income / (Loss)                (0.08)       (0.12)       (0.01)
Net Gains or Losses on Securities
     (realized and unrealized)                (6.28)        8.02         0.98
                                           ----------   ----------   ----------
Total from Investment Operations              12.51         7.90         0.97
Dividends
     (from net investment income)                              -            -
Distributions (from capital gains)             0.58            -            -
Return of Capital                                 -            -            -
                                           ----------   ----------   ----------
     Total Distributions                       0.58            -            -
Net Asset Value -
     End of Period                         $  11.93     $  18.87     $  10.97
                                           ==========   ==========   ==========

Total Return                                 (35.04%)      72.01%        9.70%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)         831        1,153          311
Portfolio turnover rate                       24.46%       75.02%       57.25%*
Ratio of expenses to average net assets        1.25%*       1.25%        1.33%*
Ratio of net income to average net assets     (1.02%)*     (0.77%)      (0.22%)*


--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Value Trend Focus Fund
Selected data for a share of capital stock outstanding throughout the period

                                           07/01/00     07/01/99     01/01/99
                                              to           to           to
                                           12/31/00     06/30/00     06/30/99
Net Asset Value -
     Beginning of Period                   $  15.89     $  10.95     $  10.00
Net Investment Income / (Loss)                (0.09)       (0.13)       (0.01)
Net Gains or Losses on Securities
     (realized and unrealized)                (6.14)        5.07         0.96
                                           -----------  -----------  -----------
Total from Investment Operations               9.66         4.94         0.95
Dividends
     (from net investment income)
Distributions (from capital gains)             0.72            -            -
Return of Capital                                 -            -            -
                                           -----------  -----------  -----------
     Total Distributions                       0.72            -            -
Net Asset Value -
     End of Period                         $   8.94     $  15.89     $  10.95
                                           ===========  ===========  ===========

Total Return                                 (39.38%)      45.11%        9.50%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)         660        1,135          435
Portfolio turnover rate                      105.23%       56.64%       76.49%*
Ratio of expenses to average net assets        1.35%*       1.35%       1.427%*
Ratio of net income to average net assets     (0.82%)*     (0.94%)     (0.252%)*

* Annualized

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements
                                                               Value Trend Funds
                                                   December 31, 2000 (Unaudited)


  1.)SIGNIFICANT ACCOUNTING POLICIES
     Value Trend Funds (the "Trust") is registered under the Investment Company Act of 1940 with two separately managed non-diversified, no-load portfolios (each a "Fund" and collectively, the "Funds). The Trust is organized as a Massachusetts business trust on September 14, 1998. The two separate Funds are the Large Cap Fund and the Focus Fund. Each Fund's investment objective is long-term growth of capital. The Large Cap Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high quality U.S. Companies that have a market capitalization of $5 billion or more. The Focus Fund seeks to achieve its objective by investing primarily in common stocks of companies which are associated with the golfing industry. Significant accounting policies of the Funds are presented below:

     SECURITY VALUATION
     Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Focus Fund and to accumulated net realized gains for the Large Cap Fund.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Trust has entered into an investment advisory and administration agreement with Value Trend Capital Management, LP. The Investment Advisor receives from the Value Trend Focus Fund as compensation for its services to that Fund an annual fee of 1.35%. The Investment Advisor also receives from the Value Trend Large Cap Fund as compensation for its services to that Fund an annual fee of 1.25%. For the six months ending December 31, 2000 the Advisor earned $7,245 in management fees for the Value Trend Focus Fund and the Advisor earned $7,026 in management fees for the Value Trend Large Cap Fund. The advisor pays all fund operating expenses with the exception of taxes, interest, brokerage commissions, and extraordinary expenses.




  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Value Trend Capital Management, LP are also owners and/or directors of the Value Trend Funds. These individuals may receive benefits from any management fees paid to the Advisor. Value Trend Capital
     Management, LP serves as distributor and administrator of the Funds. No compensation is received for these services. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Funds, under section 2
     (a)(9) of the Investment Company Act of 1940. As of December 31, 2000, National Investor Services owned of record in aggregate more than 55% of the Focus Fund. As of December 31, 2000, National Investor Services owned of record in aggregate more than 74% of the Large Cap Fund.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2000, an indefinite number of shares of capital stock without, par value, were authorized, and paid-in capital amounted to $918,578 for the Value Trend Focus Fund $818,944 for the Value Trend Large Cap Fund.


  5.)PURCHASES AND SALES OF SECURITIES
     The table below displays information describing purchases and sales of investment securities, excluding short-term investments made during the six months ending December 31, 2000.

                       Value Trend Focus Fund        Value Trend Large Cap Fund
Purchases                    $960,615                      $395,314
 Sales                        973,693                       269,209


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as identified cost.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                                       Value Trend          Value Trend
                                       Focus Fund         Large Cap Fund

        Appreciation                    $104,511             $125,737
       (Depreciation)                   (130,186)            (137,010)
Net Appreciation (Depreciation)          (25,675)             (11,272)

  7.) SUBSEQUENT EVENT
     On August 11, 2000, the Board of Trustees of the Value Trend Funds passed a resolution to change the name of the Value Trend Focus Fund to the Value Trend Focus Fund. The Board of Trustees also passed a resolution to modify the investment strategy of both the Large Cap Fund and the Focus Fund. The resolution provides for investment in a minimum of 25% and up to 100% in technology related companies in the Funds, including concentration in industry groups within the technology sector.



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                                Board of Trustees
                               Thomas H. Addis III
                              George Cossolias, CPA
                               Bradley J. DeHaven
                               Jeffrey R. Provence
                                Ross C. Provence

                               Investment Adviser
                       Value Trend Capital Management, LP
                             411 West Madison Avenue
                               El Cajon, CA 92020

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                                Firstar Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


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